Exhibit 99.3

TRADEMARK LICENSE AGREEMENT

This Trademark License Agreement (this “Trademark Agreement”) is entered into and effective as of the 1st day of April, 2007 (the “Effective Date”) by and between International Rectifier Corporation, a company organized under the laws of the State of Delaware (“IR”), and Vishay Intertechnology, Inc., a company organized under the laws of Delaware (“Purchaser”).  IR and Purchaser each may be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have entered into that certain Master Purchase Agreement, dated as of November 8, 2006, pursuant to which IR has agreed to sell to Purchaser and Purchaser has agreed to purchase from IR the capital stock or other equity interests of certain subsidiary corporations of IR and certain assets of IR and certain of its subsidiaries used in IR’s Power Control Systems business unit (as amended, the “MPA”);

WHEREAS, IR owns and makes commercial use of the Licensed Marks (as hereinafter defined) and has registrations for certain Licensed Marks in certain countries;

WHEREAS, Purchaser desires to use the Licensed Marks in connection with Licensed Products (as hereinafter defined); and

WHEREAS, IR is willing to grant a license to Purchaser to use, and permit Purchaser’s use of, the Licensed Marks in connection with Licensed Products under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Trademark Agreement, and for other good and valuable consideration, including, without limitation the valuable consideration set forth in the MPA, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1— Definitions

1.1           “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.  For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person, whether by contract or otherwise.

1.2           “Common Law Marks” shall mean the marks “HALF-PAK”, “MICRO3”,  “POWIRTAB”,  “TO-247”,  “SUPER-220” and “SUPER-247”.

1.3           “Licensed Marks” means the registered marks and the part numbers with IR or IRF prefixes listed on Schedule A, attached hereto and made a part hereof.  Licensed Marks excludes all marks licensed to Purchaser pursuant to that certain IR Trademark Agreement, executed concurrently with this Trademark Agreement on the Effective Date.

1.4           “Licensed Products” means all products sold in connection with the Licensed Marks and (i) identified on Schedule B, attached hereto and made a part hereof, or (ii) constituting subsequent versions of the products identified on Schedule B that do not include any materially additional or materially different functionality.

1.5           “Product Markings” means the product markings on the Licensed Products as of the Effective Date other than the Licensed Marks, the Common Law Marks and the marks licensed pursuant to the IR Trademark Agreement.

1.6           “Standards of Quality” means the general standards of design, material and workmanship heretofore observed by IR in its manufacture and sale of products identical or similar to the Licensed Products.

1.7           All other capitalized terms not defined herein shall be defined as set forth in the MPA.

Article 2 — License Grant

2.1           IR hereby grants to Purchaser a world-wide, non-transferable (subject to Section 8.6 hereof), non-sublicensable, except for the right to sublicense to its Affiliates, non-exclusive license, to use the Licensed Marks on and in connection with the Licensed Products during the term hereof, provided that the Licensed Products are manufactured and sold in accordance with the Standards of Quality.  Nothing in this Trademark Agreement shall be construed to grant Purchaser the right to use the Licensed Marks on or in connection with any products other than the Licensed Products as set forth herein.

2.2           IR shall not itself use, and shall not license or permit any Affiliate or third Person to use, the part numbers included in the Licensed Marks.

2.3           IR covenants not to sue Purchaser or its sublicensees for use of the Product Markings on or in connection with the Licensed Products within twelve (12) months after the Effective Date.

2.4           IR covenants not to sue Purchaser or its sublicensees for use of the Common Law Marks on or in connection with the Licensed Products.  Purchaser covenants not to sue IR or its sublicensees for use of the Common Law Marks on or in connection with IR’s products outside the PCS Business.

Article 3 — Examination of Products

3.1           IR has the right to conduct a reasonable review of Purchaser’s use of the Licensed Marks with respect to the nature and quality of the Licensed Products sold pursuant to this Trademark Agreement.

3.2           IR, or its authorized representative, shall have the right at any reasonable time during regular business hours, twice per calendar year, on reasonable notice, to visit the plants and facilities of Purchaser and its suppliers where Licensed Products are manufactured, assembled, packaged, marketed, promoted, sold or serviced.  IR may conduct an inspection and examination of such portions of such plants and facilities as pertain to the manufacturing, assembly, packaging, marketing, promoting, sale or service of Licensed Products.  Purchaser agrees to furnish IR, from time to time as reasonably requested by IR and at IR’s expense, representative samples of all Licensed Products, and representative samples showing all other uses of the Licensed Marks by Purchaser in connection with the Licensed Products.  If, at any time, Licensed Products sold in connection with the Licensed Marks fail to meet the Standards Of Quality or any requirement expressly set forth in this Trademark Agreement and IR notifies Purchaser of such failure in writing explaining the particular standard not met, Purchaser shall take reasonable steps to bring the Licensed Products into conformance or obtain consent from IR to continue such non-conformance.  If Purchaser fails to cure such defects or obtain such consent within two (2) months of receiving IR’s written notice of nonconformity, then Purchaser shall promptly cease the manufacturing, assembly, packaging, marketing, promoting, and sale of non-conforming Licensed Products bearing the Licensed Marks until conformance is achieved.

Article 4 — Use of the Licensed Marks

4.1           Under the license granted in Article 2 hereof, Purchaser is authorized to use the Licensed Marks on or in connection with Licensed Products, including use in its packaging, labeling, publicity, advertising, instruction books and other literature for or relating to the Licensed Products.  In no event, however, shall Purchaser use the Licensed Marks as part of a trade name or authorize another Person to do so.

4.2           Purchaser shall comply with reasonable rules and practices for trademark usage set forth from time to time by IR with respect to the appearance and manner of use of the Licensed Marks that IR is then using, including such rules and practices set forth in any existing IR trademark usage manuals or policy statements, as identified in Schedule C.  In using the Licensed Marks, Purchaser shall indicate that the registered Licensed Marks are trademarks of IR.

4.3           Purchaser shall comply with all applicable laws and regulations pertaining to the use of the Licensed Marks, including those pertaining to the proper use and designation of trademarks, corporate names and trade names.

4.4           Purchaser agrees to comply with all guidelines set forth in Schedule C, and all reasonable revisions thereto from time to time, for the purpose of distinguishing the Licensed Marks and preventing confusion of itself with any third Person.

4.5           If, in the discretion of IR, it is required or advisable for the purpose of implementing or enforcing this Trademark Agreement, or for the purpose of maintaining, enhancing, or protecting IR’s rights in the Licensed Marks, to record or enter this Trademark Agreement with a Governmental Authority, IR will attend to such recording or entry at its own expense.  At IR’s expense, Purchaser will execute and deliver to IR such additional instruments or documentation as IR may reasonably request to effectuate such recording or entry, including without limitation execution and delivery of substitute or short-form license agreements, with terms consistent with this Trademark Agreement, for recordation or registration in specified countries in the event that this Trademark Agreement shall be deemed to be unsuitable for recordation or entry in such countries.  The terms and conditions of this Trademark Agreement (and not the terms and conditions of such substitute or short-form license agreements entered into for recording or entry purposes) shall be binding between the Parties throughout the world and shall govern and control any controversy that may arise with respect to each Party’s rights and obligations hereunder.

4.6           Purchaser shall supply IR with such information concerning Licensed Products as IR may reasonably request at IR’s expense to aid IR in the acquisition, maintenance, and renewal of registrations of the Licensed Marks, to record this Trademark Agreement and to enter Purchaser as a registered or authorized user of the Licensed Marks with a Governmental Authority.

Article 5 — Ownership and Validity of Licensed Marks

5.1           Purchaser acknowledges IR’s ownership of the Licensed Marks and agrees that any and all rights in the Licensed Marks that might be acquired by the use of the Licensed Marks by Purchaser shall inure to the sole benefit of IR.  If Purchaser obtains rights in or to the Licensed Marks, Purchaser shall transfer those rights back to IR upon its request at no charge.  For purposes of this Trademark Agreement only, IR agrees that Purchaser’s use of the IR part numbers without the IR or IRF preface (e.g. use of 1234 for an existing IR part number IR1234) does not requires a trademark license from IR.

5.2           Purchaser further agrees not to use or register in any country any trademarks, trade names or internet domain names confusingly similar to the Licensed Marks.  Whenever the attention of Purchaser is called by IR to any such risk of confusion, Purchaser agrees to take appropriate steps immediately to remedy or avoid such risk of confusion.

5.3           Purchaser shall give IR notice of any known infringements of the Licensed Marks by others, and Purchaser shall render IR reasonable cooperation for the protection of the Licensed Marks at IR’s expense.  IR shall retain all rights to bring all actions and proceedings in connection with infringement or unauthorized use of the Licensed Marks at its sole discretion.  If

IR decides to enforce its rights in or to the Licensed Marks against an infringer, all costs incurred and recoveries made shall be the responsibility of and for the account of IR.

5.4           Purchaser will not, directly or indirectly, do or cause to be done any act or thing disputing, attacking, impairing, or diluting IR’s right, title or interest in or to the Licensed Marks.  For purposes of this Trademark Agreement only, IR agrees that Purchaser’s use of the Vishay house mark or logo or the Siliconix house mark or logo in conjunction with the IR part numbers included in the Licensed Marks without the IR preface does not impair or dilute IR’s right, title, or interest in or to the Licensed Marks.

Article 6 — Term and Termination

6.1           The term of this Trademark Agreement shall commence on the Effective Date and, unless terminated sooner in accordance with this Article, shall expire two (2) years thereafter.

6.2           This Trademark Agreement shall be subject to termination by IR upon written notice to Purchaser in the event that, in IR’s reasonable judgment:

6.2.1        Such termination is necessary to comply with any order, decree or request of any court of competent jurisdiction or any competent governmental authority or any department or agency thereof; or

6.2.2        The normal conduct of the business of Purchaser as an ongoing enterprise ceases or is substantially altered as a consequence of any action taken by any governmental, judicial, or other authority; or

6.2.3        Purchaser materially breaches its obligations under this Trademark Agreement and the material breach is not corrected within forty-five (45) days after written notice from IR specifying the nature of such material breach.

6.3           In the event that either Party becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors, or a receiver is appointed for it, or it otherwise takes advantage of any insolvency law, the other Party may terminate this Trademark Agreement upon one (1) day’s written notice.

6.4           Upon the termination of this Trademark Agreement, Purchaser agrees to cease and discontinue, promptly and completely, further use of the Licensed Marks.  Notwithstanding the foregoing, in the event that termination occurs under Sections 6.1 or 6.3, Purchaser shall have a period of ninety (90) days from the date of such termination to use up its supplies of Licensed Products, literature, packaging and other materials to which the Licensed Marks already have been applied prior to the date of termination; provided that such terminal use of the Licensed Marks shall otherwise be in accordance with the provisions of this Trademark Agreement.

6.5           Expiration or termination of this Trademark Agreement shall not relieve either Party of any liability or obligations accruing as of the effective date of such expiration or termination.

6.6           The provisions of Sections 5.1, 5.4, 8.1, 8.10 and 8.11 shall survive termination of this Trademark Agreement.

Article 7— Representations and Warranties

7.1           IR represents and warrants that the Licensed Marks are owned by IR.  IR has good and valid title to Licensed Marks.

7.2           IR represents and warrants to Purchaser that, within the last five (5) years, to the current actual Knowledge of IR, IR has not received any written notice asserting any infringement, misappropriation or misuses relating to any of the Licensed Marks or Common Law Marks in connection with the Licensed Products.  IR represents and warrants to Purchaser that to the Knowledge of IR, there are no pending or threatened claims or proceedings against IR contesting or challenging the validity or enforceability of the Licensed Marks.

7.3           IR represents and warrants to Purchaser that to the Knowledge of IR, IR has the right to grant to Purchaser the licenses granted hereunder to the Licensed Marks without payment by any Person of any additional consideration to any third party.

7.4           IR represents and warrants to Purchaser that to the Knowledge of IR, the Licensed Marks are free and clear of any and all liens and security interests.

7.5           Except as expressly set forth herein, nothing in this Trademark Agreement shall be construed as: (i) a warranty or representation by IR as to the validity or scope of any Licensed Marks; (ii) a warranty or representation by IR that any use of the Licensed Marks under any license granted under this Trademark Agreement is or will be free from infringement of any trademarks or tradenames of third persons; or (iii) conferring a right to use in advertising, publicity, or otherwise any other trademark or tradename of IR.

7.6           EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN THIS TRADEMARK AGREEMENT, (I) PURCHASER ACKNOWLEDGES THAT IR IS PROVIDING THE LICENSED MARKS ON AN “AS IS, WHERE IS” BASIS, AND THAT IR DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES, WHETHER EXPRESS OR IMPLIED AND (II)  PURCHASER FURTHER ACKNOWLEDGES THAT IR IS MAKING NO REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED WARRANTIES WHATSOEVER.

7.7           EXCEPT FOR A BREACH OF ARTICLE 2, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OF ANY KIND (INCLUDING WITHOUT  LIMITATION LOSS OF BUSINESS PROFITS, LOSS OF SAVINGS, LOSS OF BUSINESS OPPORTUNITY, LOSS OF BUSINESS INFORMATION, BUSINESS INTERRUPTION, DOWNTIME, COVER AND THE LIKE) ARISING OUT OF OR IN CONNECTION WITH THIS TRADEMARK AGREEMENT OR THE LICENSED MARKS, WHETHER BASED IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE) OR OTHERWISE, EVEN IF SUCH PARTY OR ANY OF ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SHOULD HAVE FORESEEN SUCH DAMAGES.

Article 8 — Miscellaneous

8.1           Hold Harmless.  Purchaser shall fully indemnify, defend and hold harmless IR (and its officers, directors and employees) against any and all claims by third parties asserted against IR arising out of or relating to the manufacture, sale, offering for sale, promotion or disposition of Licensed Products by Purchaser in connection with the Licensed Marks, except to the extent such claims are attributable to any defective Licensed Products manufactured by IR.

8.2           Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally, by commercial delivery service, by facsimile transmission or mailed (first class postage prepaid) to the other Party at the following addresses or facsimile numbers:

If to IR, to:

International Rectifier Corporation

233 Kansas Street

El Segundo, CA  90245

Facsimile No.:  (310) 726-8484

Attn:  Donald R. Dancer, Executive Vice President and General Counsel

with a copy to:

Sheppard Mullin Richter & Hampton, LLP

11th Floor East

1300 I Street, N.W.

Washington, D.C.  20005

Facsimile No.:  (202) 218-0020

Attn:  Robert L. Magielnicki, Sr., Esq.

If to Purchaser, to:

Vishay Intertechnology, Inc.

63 Lancaster Avenue

Malvern, PA 19355

Facsimile No.: 610- 889-2161

Attn: Richard N. Grubb, Executive Vice President and Chief Financial Officer

with a copy to:

Kramer Levin Naftalis & Frankel, LLP

1177 Avenue of the Americas

New York, NY 10036

Facsimile No.: 212-715-8000

Attn: Abbe Dienstag, Esq.

All such notices, requests and other communications will be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 8.2).  Either Party may, from time to time, change its address, facsimile number or other information for the purpose of notices to that Party by giving notice specifying such change to the other Party.

8.3           Severability.  If any provision of this Trademark Agreement shall be held to be illegal, invalid or unenforceable, and if the rights or obligations of a Party hereunder will not be materially adversely affected thereby, the Parties agree that such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Trademark Agreement shall not in any way be affected or impaired thereby.  If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this Trademark Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

8.4           Amendments.  This Trademark Agreement may be amended or modified only by a written instrument signed by both Parties.

8.5           Waiver.  Any waiver by a Party of an instance of the other Party’s noncompliance with any obligation or responsibility herein shall be in writing and signed by the waiving Party and shall not be deemed a waiver of any other instance of the other Party’s noncompliance hereunder.

8.6           Assignment.  This Trademark Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties.  Except as stated herein, nothing in this Trademark Agreement shall confer any rights upon any Person other than the Parties and their respective successors and permitted assigns.  Neither Party may assign this Trademark Agreement or its rights hereunder to any Person without the written consent of the other Party; provided, however, that: (i) either Party may assign this Trademark Agreement to an Affiliate without such consent; and (ii) either Party, without such consent, may assign this Trademark Agreement in connection with the transfer or sale of substantially all of its business or assets to which this Trademark Agreement pertains or in the event of its merger or consolidation with another company.  No assignment by either Party of this Trademark Agreement or of any of such Party’s rights hereunder shall release such Party from any of its obligations hereunder.  IR shall not assign any of the Licensed Marks or Common Law Marks to any Person unless such Person agrees in writing to be bound by the terms and conditions of this Trademark Agreement applicable to IR. Any attempted assignment of this Trademark Agreement or any of the Licensed Marks in violation of this Section shall be void and of no effect.

8.7           Construction.  This Trademark Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as appropriate; and the singular tense shall include the plural and vice-versa.

8.8           No Agency.  This Trademark Agreement shall not constitute either Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability of any kind, expressed or implied, against or in the name or on behalf of the other Party.

8.9           Relationship of the Parties.  Nothing contained in this Trademark Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship between the Parties or any of their Affiliates for any purpose.

8.10         Governing Law.  This Trademark Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such state, without giving effect to the conflicts of law principles thereof.

8.11         Jurisdiction; Waiver of Jury Trial.  Except to the extent that a court proceeding or other Action is necessary to obtain an injunction or other equitable relief to protect the rights of a Party, no Action or other proceeding arising out of or related to this Trademark Agreement shall be commenced until thirty (30) days after a Party shall give notice of the existence of a dispute (a “Dispute Notice”) to the other Party.  During such 30-day period, duly authorized representatives of both Parties shall attempt to negotiate in good faith a resolution of the dispute.  The Dispute Notice shall set forth the basis of the dispute with reasonably specificity.  The Parties hereby agree that any Action or Proceeding arising out of or related to this Agreement may be conducted in the State of Delaware.  The Parties hereby agree that any action or proceeding arising out of or related to this Trademark Agreement may be conducted in the State of Delaware.  Each Party hereby irrevocably consents and submits to the non-exclusive personal jurisdiction of and venue in the federal and state courts located in the State of Delaware.  Each Party hereby waives to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Trademark Agreement or any transaction contemplated hereby.

8.12         Captions.  The headings and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

8.13         Counterparts.  This Trademark Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument, and all of which together shall constitute one and the same instrument.

8.14         Entire Agreement.  Together with the MPA, the Purchase Agreements and the Transaction Agreements, this Trademark Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Trademark Agreement and no representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by either Party.  Each Schedule referred to herein and attached hereto is an integral part of this Trademark Agreement and is incorporated herein by reference.

IN WITNESS WHEREOF, the Parties hereto have caused this Trademark License Agreement to be executed by their duly authorized officers or representatives as of the date first written above.

VISHAY INTERTECHNOLOGY, INC.		INTERNATIONAL RECTIFIER CORPORATION

By:		By:
	[Name]		[Name]
	[Title]		[Title]